CAMDEN PROPERTY TRUST ANNOUNCES FOURTH QUARTER 2025 OPERATING RESULTS,
2026 FINANCIAL OUTLOOK, AND FIRST QUARTER 2026 DIVIDEND

Houston, Texas (February 5, 2026) - Camden Property Trust (NYSE:CPT) (the "Company") announced today operating results for the three and twelve months ended December 31, 2025. Net Income Attributable to Common Shareholders (“EPS”), Funds from Operations (“FFO”), Core Funds from Operations ("Core FFO"), and Core Adjusted Funds from Operations (“Core AFFO”) for the three and twelve months ended December 31, 2025 are detailed below. A reconciliation of EPS to FFO, Core FFO, and Core AFFO is included in the financial tables accompanying this press release.

	Three Months Ended December 31,		Twelve Months Ended December 31,
Per Diluted Share	2025	2024	2025	2024
EPS(1)	$1.44	$0.37	$3.54	$1.50
FFO	$1.73	$1.68	$6.77	$6.70
Core FFO	$1.76	$1.73	$6.88	$6.85
Core AFFO	$1.46	$1.46	$5.90	$5.88

	Three Months Ended	4Q25 Guidance	4Q25 Guidance
Per Diluted Share	December 31, 2025	Midpoint	Variance
EPS(1)	$1.44	$0.35	$1.09
FFO	$1.73	$1.70	$0.03
Core FFO	$1.76	$1.73	$0.03
(1) For the three and twelve months ended December 31, 2025, EPS included approximately $0.12 per share of impairments associated with undeveloped land parcels. For the twelve months ended December 31, 2024, EPS included approximately $0.37 per share of impairments associated with undeveloped land parcels.

	Quarterly Growth	Sequential Growth	Year-To-Date Growth
Same Property Results	4Q25 vs. 4Q24	4Q25 vs. 3Q25	2025 vs. 2024
Revenues	0.5%	(0.8)%	0.8%
Expenses	1.5%	(5.1)%	1.7%
Net Operating Income ("NOI")	0.0%	1.7%	0.3%

Same Property Results	4Q25	4Q24	3Q25
Occupancy	95.2%	95.3%	95.5%

For 2025, the Company defines same property communities as communities wholly-owned and stabilized since January 1, 2024, excluding communities under redevelopment and properties held for sale. A reconciliation of net income to NOI and same property NOI is included in the financial tables accompanying this press release.

Operating Statistics - Same Property Portfolio

New Lease and Renewal Data - Date Effective (1)	4Q25	4Q24
Effective New Lease Rates	(5.3)%	(4.7)%
Effective Renewal Rates	2.8%	3.3%
Effective Blended Lease Rates	(1.6)%	(1.1)%
(1) Average change in same property new lease and renewal rates vs. expiring lease rates when effective.

Occupancy, Bad Debt and Turnover Data	4Q25	4Q24
Occupancy	95.2%	95.3%
Bad Debt	0.7%	0.7%
Annualized Gross Turnover	40%	41%
Annualized Net Turnover	30%	31%

Development Activity
During the quarter, lease-up was completed at Camden Long Meadow Farms in Richmond, TX and leasing continued at Camden Village District in Raleigh, NC.

Development Communities - Construction Completed and Project in Lease-Up ($ in millions)

		Total	Total	% Leased
Community Name	Location	Homes	Cost	as of 1/31/2026
Camden Village District	Raleigh, NC	369	$139.2	60%

Development Communities - Construction Ongoing ($ in millions)

		Total	Total
Community Name	Location	Homes	Estimated Cost
Camden South Charlotte	Charlotte, NC	420	$157.0
Camden Blakeney	Charlotte, NC	349	151.0
Camden Nations	Nashville, TN	393	184.0
Total		1,162	$492.0

Acquisition and Disposition Activity
During the quarter, the Company acquired Camden Lake Buena Vista, a 322-apartment home community located in Orlando, FL for approximately $85.2 million. Also during the quarter, the Company disposed of two operating communities that operated as one dual-phased community in Houston, TX and one operating community in Phoenix, AZ comprising a total of 979 apartment homes for approximately $201.0 million and recognized a gain of approximately $128.0 million.

Subsequent to quarter end, the Company began marketing for sale 11 operating communities in California.

Share Repurchase
During the quarter, Camden repurchased 2,065,276 common shares at an average price of $106.82 per share for a total of $220.6 million. Year to date, Camden repurchased 2,531,018 common shares at an average share price of $106.92 for a total of $270.6 million. Subsequent to quarter end, Camden repurchased 1,096,807 common shares at an average price of $110.03 for a total of $120.7 million.

In February 2026, Camden's Board of Trust Managers authorized a new share repurchase program up to $600.0 million. The Company currently has $600.0 million remaining under this stock repurchase program.

Liquidity Analysis
As of December 31, 2025, Camden had approximately $635.2 million of liquidity comprised of approximately $25.2 million in cash and cash equivalents, and approximately $610.0 million of availability under its unsecured credit facility and commercial paper program. At quarter-end, the Company had approximately $213.8 million left to fund under its existing wholly-owned development pipeline.

Earnings Guidance
Camden provided initial earnings guidance for 2026 based on its current and expected views of the apartment market and general economic conditions, and provided guidance for first quarter 2026 as detailed below. Expected EPS excludes gains, if any, from future real estate transactions.

	1Q26		2026
Per Diluted Share	Range	Midpoint	Range	Midpoint
EPS	$0.22 - $0.26	$0.24	$0.40 - $0.70	$0.55
FFO	$1.61 - $1.65	$1.63	$6.46 - $6.76	$6.61
Core FFO(1)	$1.64 - $1.68	$1.66	$6.60 - $6.90	$6.75
(1) The Company's 2026 core FFO guidance excludes approximately $0.14 per share of non-core charges for legal costs and settlements and expensed transaction pursuit costs.

A reconciliation of 2026 Core FFO per share guidance as compared to 2025 actual results is detailed below.

2025 Core FFO per share - actual	$6.880
Nonrecurring fee and asset management income	(0.040)
Lower same property NOI growth	(0.045)
Higher general overhead and other corporate expenses	(0.045)
2026 Core FFO per share - midpoint guidance	$6.750

	2026
Same Property Growth Guidance	Range	Midpoint
Revenues	(0.25%) - 1.75%	0.75%
Expenses	2.25% - 3.75%	3.00%
NOI	(2.50%) - 1.50%	(0.50)%

For 2026, the Company defines same property communities as communities owned and stabilized since January 1, 2025, including properties currently being marketed for sale.

Camden intends to update its earnings guidance to the market on a quarterly basis. Additional information on the Company’s 2026 financial outlook including key assumptions for same property growth and a reconciliation of expected EPS to expected FFO and expected Core FFO are included in the financial tables accompanying this press release.

Quarterly Dividend Declaration
Camden's Board of Trust Managers declared a first quarter 2026 dividend of $1.06 per common share payable on April 17, 2026 to shareholders of record as of March 31, 2026. In declaring the dividend, the Board of Trust Managers considered a number of factors, including the Company's past performance and future prospects, as described in this press release.

Conference Call
Friday, February 6, 2026 at 10:00 AM CT
Domestic Dial-In Number: (888) 317-6003; International Dial-In Number: (412) 317-6061; Passcode: 7679266
Webcast: https://investors.camdenliving.com

The Company strongly encourages interested parties to join the call via webcast in order to view any associated videos, slide presentations, etc. The dial-in phone line will be reserved for accredited analysts and investors who plan to pose questions to Management during the Q&A session of the call.

Supplemental financial information is available in the Investors section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (713) 354-2787.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in today’s press release represent management’s current opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

About Camden
Camden Property Trust, an S&P 500 Company, is a real estate company primarily engaged in the ownership, management, development, redevelopment, acquisition, and construction of multifamily apartment communities. Camden owns and operates 172 properties containing 58,759 apartment homes across the United States. Upon completion of 3 properties currently under development, the Company’s portfolio will increase to 59,921 apartment homes in 175 properties. Camden has been recognized as one of the 100 Best Companies to Work For® by FORTUNE magazine for 18 consecutive years, most recently ranking #18. For additional information, please contact Camden’s Investor Relations Department at (713) 354-2787 or access our website at camdenliving.com.

CAMDEN	OPERATING RESULTS
(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2025	2024	2025	2024
OPERATING DATA

Property revenues (a)	$390,794	$386,319	$1,573,544	$1,543,842

Property expenses
Property operating and maintenance	90,514	90,571	369,889	365,681
Real estate taxes	47,408	47,440	196,821	193,124
Total property expenses	137,922	138,011	566,710	558,805

Non-property income
Fee and asset management	5,282	1,540	12,967	7,137
Interest and other income/(loss)	100	(22)	256	4,420
Income/(loss) on deferred compensation plans	2,963	(2,511)	19,260	12,629
Total non-property income/(loss)	8,345	(993)	32,483	24,186

Other expenses
Property management	8,995	9,274	37,452	38,331
Fee and asset management	797	659	3,074	2,200
General and administrative	19,841	18,673	79,344	72,365
Interest	34,079	32,565	138,239	129,815
Depreciation and amortization	150,191	145,474	611,025	582,014
Expense/(benefit) on deferred compensation plans	2,963	(2,511)	19,260	12,629
Total other expenses	216,866	204,134	888,394	837,354

Impairment associated with land development activities	(12,916)	—	(12,916)	(40,988)
Loss on early retirement of debt	—	—	—	(921)
Gain on sale of operating properties	127,972	—	260,910	43,806
Income from continuing operations before income taxes	159,407	43,181	398,917	173,766
Income tax expense	(1,449)	(572)	(4,019)	(2,926)
Net income	157,958	42,609	394,898	170,840
Net Income allocated to non-controlling interests	(1,922)	(1,918)	(10,436)	(7,547)
Net income attributable to common shareholders	$156,036	$40,691	$384,462	$163,293

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	$157,958	$42,609	$394,898	$170,840
Other comprehensive income
Unrealized gain on cash flow hedging activities	—	—	—	85
Unrealized loss and unamortized prior service cost on post retirement obligation	(212)	(18)	(212)	(18)
Reclassification of net loss on cash flow hedging activities, prior service cost and net loss on post retirement obligation	350	351	1,403	2,159
Comprehensive income	158,096	42,942	396,089	173,066
Net income allocated to non-controlling interests	(1,922)	(1,918)	(10,436)	(7,547)
Comprehensive income attributable to common shareholders	$156,174	$41,024	$385,653	$165,519

PER SHARE DATA

Total earnings per common share - basic	$1.44	$0.37	$3.54	$1.50
Total earnings per common share - diluted	1.44	0.37	3.54	1.50

Weighted average number of common shares outstanding:
Basic	107,821	108,428	108,376	108,491
Diluted	108,617	108,515	108,434	108,539

(a) We elected to combine lease and non-lease components and thus present rental revenue in a single line item in our consolidated statements of income and comprehensive income.  For the three months ended December 31, 2025, we recognized $390.8 million of property revenue which consisted of approximately $347.7 million of rental revenue and approximately $43.1 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. This compares to property revenue of $386.3 million recognized for the three months ended December 31, 2024, made up of approximately $344.9 million of rental revenue and approximately $41.4 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. For the twelve months ended December 31, 2025, we recognized $1,573.5 million of property revenue which consisted of approximately $1,399.9 million of rental revenue and approximately $173.6 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. This compares to the $1,543.8 million of property revenue recognized for the twelve months ended December 31, 2024, made up of approximately $1,376.0 million of rental revenue and approximately $167.8 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. Revenue related to utility rebilling to residents was $12.1 million and $11.0 million for the three months ended December 31, 2025 and 2024, respectively and was $46.9 million and $42.9 million for the twelve months ended December 30, 2025 and 2024, respectively.

Note: Please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
(In thousands, except per share and property data amounts)

(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2025	2024	2025	2024
FUNDS FROM OPERATIONS

Net income attributable to common shareholders	$156,036	$40,691	$384,462	$163,293
Real estate depreciation and amortization	146,599	142,403	597,925	569,998
Income allocated to non-controlling interests	1,922	1,918	10,436	7,547
Gain on sale of operating properties	(127,972)	—	(260,910)	(43,806)
Impairment associated with land development activities	12,916	—	12,916	40,988
Funds from operations	$189,501	$185,012	$744,829	$738,020

Less: Casualty-related expenses, net of (recoveries) (a)	59	3,080	(1,354)	5,849
Plus: Severance (b)	—	—	—	506
Plus: Legal costs and settlements (b)	2,277	1,577	8,611	4,844
Plus: Loss on early retirement of debt	—	—	—	921
Plus: Expensed transaction, development, and other pursuit costs (b)	1,131	710	4,789	2,203
Plus: Advocacy contributions (c)	—	—	—	1,653
Plus: Other miscellaneous items (a)	106	—	350	—
Core funds from operations	$193,074	$190,379	$757,225	$753,996

Less: Recurring capitalized expenditures (d)	(32,834)	(29,107)	(108,174)	(106,403)

Core adjusted funds from operations	$160,240	$161,272	$649,051	$647,593

PER SHARE DATA
Funds from operations - diluted	$1.73	$1.68	$6.77	$6.70
Core funds from operations - diluted	1.76	1.73	6.88	6.85
Core adjusted funds from operations - diluted	1.46	1.46	5.90	5.88
Distributions declared per common share	1.05	1.03	4.20	4.12

Weighted average number of common shares outstanding:
FFO/Core FFO/Core AFFO - diluted	109,486	110,109	110,028	110,133

PROPERTY DATA
Total operating properties (end of period) (e)	172	174	172	174
Total operating apartment homes in operating properties (end of period) (e)	58,759	58,858	58,759	58,858
Total operating apartment homes (weighted average)	58,615	58,588	59,095	58,405

.

(a) Non-core adjustment generally recorded within Property NOI.

(b) Non-core adjustment generally recorded within General and Administrative Expenses.

(c) Non-core adjustment generally recorded within Property Management Expenses.

(d) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.

(e) Includes joint ventures and properties held for sale, if any.

Note: Please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	BALANCE SHEETS
(In thousands)

(Unaudited)

	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024
ASSETS
Real estate assets, at cost
Land	$1,787,445	$1,791,077	$1,789,207	$1,763,468	$1,722,526
Buildings and improvements	11,792,960	11,812,521	11,763,017	11,550,852	11,319,460
	13,580,405	13,603,598	13,552,224	13,314,320	13,041,986
Accumulated depreciation	(5,296,061)	(5,234,087)	(5,128,622)	(5,011,583)	(4,867,422)
Net operating real estate assets	8,284,344	8,369,511	8,423,602	8,302,737	8,174,564
Properties under development and land	419,227	384,124	380,437	403,657	401,542
Total real estate assets	8,703,571	8,753,635	8,804,039	8,706,394	8,576,106
Accounts receivable – affiliates	8,884	8,889	8,889	8,950	8,991
Other assets, net (a)	293,292	255,333	262,100	239,999	234,838
Cash and cash equivalents	25,203	25,931	33,091	26,182	21,045
Restricted cash	12,039	11,378	11,454	11,607	11,164
Total assets	$9,042,989	$9,055,166	$9,119,573	$8,993,132	$8,852,144

LIABILITIES AND EQUITY
Liabilities
Notes payable
Unsecured	$3,570,193	$3,409,691	$3,495,487	$3,405,255	$3,155,233
Secured	330,597	330,536	330,476	330,416	330,358
Accounts payable and accrued expenses	248,087	232,960	206,018	195,197	215,179
Accrued real estate taxes	92,382	129,697	91,954	46,192	78,529
Distributions payable	114,971	115,518	116,007	115,983	113,549
Other liabilities (b)	248,506	224,989	219,635	212,871	212,107
Total liabilities	4,604,736	4,443,391	4,459,577	4,305,914	4,104,955

Equity
Common shares of beneficial interest	1,157	1,157	1,157	1,157	1,158
Additional paid-in capital	5,948,938	5,945,277	5,941,893	5,936,982	5,930,729
Distributions in excess of net income attributable to common shareholders	(969,240)	(1,011,983)	(1,007,075)	(973,416)	(897,931)
Treasury shares	(620,497)	(400,185)	(350,166)	(351,092)	(359,732)
Accumulated other comprehensive income (c)	2,165	2,027	1,676	1,325	974
Total common equity	4,362,523	4,536,293	4,587,485	4,614,956	4,675,198
Non-controlling interests	75,730	75,482	72,511	72,262	71,991
Total equity	4,438,253	4,611,775	4,659,996	4,687,218	4,747,189
Total liabilities and equity	$9,042,989	$9,055,166	$9,119,573	$8,993,132	$8,852,144

(a) Includes net deferred charges of:	$534	$1,296	$1,953	$2,730	$2,675

(b) Includes deferred revenues of:	$614	$624	$692	$760	$767

(c) Represents the unrealized net loss and unamortized prior service costs on post retirement obligations, and unrealized net gain on cash flow hedging activities.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO

The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income (calculated in accordance with accounting principles generally accepted in the United States of America ("GAAP"), excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from change in control, impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity, and adjustments for unconsolidated joint ventures to reflect FFO on the same basis. Our calculation of diluted FFO also assumes conversion of all potentially dilutive securities, including certain non-controlling interests, which are convertible into common shares. We consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains and losses on dispositions of real estate, impairment write-downs of certain real estate assets, and depreciation, FFO can assist in the comparison of the operating performance of a company’s real estate investments between periods or to different companies.

Core FFO

Core FFO represents FFO as further adjusted for Non-Core Adjustments. We consider Core FFO to be a helpful supplemental measure of operating performance as it excludes certain items which by their nature are not comparable period over period and therefore tends to obscure actual operating performance. Our definition of Core FFO may differ from other REITs, and there can be no assurance our basis for computing this measure is comparable to other REITs.

Core Adjusted FFO

In addition to FFO & Core FFO, we compute Core Adjusted FFO ("Core AFFO") as a supplemental measure of operating performance. Core AFFO is calculated utilizing Core FFO less recurring capital expenditures which are necessary to help preserve the value of and maintain the functionality at our communities. Our definition of recurring capital expenditures may differ from other REITs, and there can be no assurance our basis for computing this measure is comparable to other REITs. A reconciliation of FFO to Core FFO and Core AFFO is provided below:

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2025	2024	2025	2024
Net income attributable to common shareholders	$156,036	$40,691	$384,462	$163,293
Real estate depreciation and amortization	146,599	142,403	597,925	569,998
Income allocated to non-controlling interests	1,922	1,918	10,436	7,547
Gain on sale of operating properties	(127,972)	—	(260,910)	(43,806)
Impairment associated with land development activities	12,916	—	12,916	40,988
Funds from operations	$189,501	$185,012	$744,829	$738,020

Less: Casualty-related expenses, net of (recoveries)	59	3,080	(1,354)	5,849
Plus: Severance	—	—	—	506
Plus: Legal costs and settlements	2,277	1,577	8,611	4,844
Plus: Loss on early retirement of debt	—	—	—	921
Plus: Expensed transaction, development, and other pursuit costs	1,131	710	4,789	2,203
Plus: Advocacy contributions	—	—	—	1,653
Plus: Miscellaneous other items	106	—	350	—
Core funds from operations	$193,074	$190,379	$757,225	$753,996

Less: Recurring capitalized expenditures	(32,834)	(29,107)	(108,174)	(106,403)

Core adjusted funds from operations	$160,240	$161,272	$649,051	$647,593

Weighted average number of common shares outstanding:
EPS diluted	108,617	108,515	108,434	108,539
FFO/Core FFO/ Core AFFO diluted	109,486	110,109	110,028	110,133

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Reconciliation of FFO, Core FFO, and Core AFFO per share

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2025	2024	2025	2024
Total Earnings Per Common Share - Diluted	$1.44	$0.37	$3.54	$1.50
Real estate depreciation and amortization	1.33	1.28	5.39	5.16
Income allocated to non-controlling interests	0.01	0.03	0.09	0.07
Gain on sale of operating properties	(1.17)	—	(2.37)	(0.40)
Impairment associated with land development activities	0.12	—	0.12	0.37
FFO per common share - Diluted	$1.73	$1.68	$6.77	$6.70

Less: Casualty-related expenses, net of (recoveries)	—	0.03	(0.01)	0.05
Plus: Severance	—	—	—	—
Plus: Legal costs and settlements	0.02	0.01	0.08	0.04
Plus: Loss on early retirement of debt	—	—	—	0.02
Plus: Expensed transaction, development, and other pursuit costs	0.01	0.01	0.04	0.02
Plus: Advocacy contributions	—	—	—	0.02
Plus: Miscellaneous other items	—	—	—	—
Core FFO per common share - Diluted	$1.76	$1.73	$6.88	$6.85

Less: Recurring capitalized expenditures	(0.30)	(0.27)	(0.98)	(0.97)

Core AFFO per common share - Diluted	$1.46	$1.46	$5.90	$5.88

Expected FFO & Core FFO

Expected FFO and Core FFO is calculated in a method consistent with historical FFO and Core FFO, and is considered appropriate supplemental measures of expected operating performance when compared to expected earnings per common share (EPS). A reconciliation of the ranges provided for diluted EPS to expected FFO and expected Core FFO per diluted share is provided below:

	1Q26	Range	2026	Range
	Low	High	Low	High
Expected earnings per common share - diluted	$0.22	$0.26	$0.40	$0.70
Expected real estate depreciation and amortization	1.37	1.37	5.99	5.99
Expected income allocated to non-controlling interests	0.02	0.02	0.07	0.07
Expected FFO per share - diluted	$1.61	$1.65	$6.46	$6.76
Anticipated Adjustments to FFO	0.03	0.03	0.14	0.14
Expected Core FFO per share - diluted	$1.64	$1.68	$6.60	$6.90

Note: This table contains forward-looking statements. Please see paragraph regarding forward-looking statements earlier in this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Net Operating Income (NOI)

NOI is defined by the Company as property revenue less total property expenses. NOI is further detailed in the Components of Property NOI schedules on page 11 of the supplement. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. Our definition of NOI may differ from other REITs and there can be no assurance our basis for computing this measure is comparable to other REITs. A reconciliation of net income to net operating income is provided below:

	Three months ended December 31,		Twelve months ended December 31,
	2025	2024	2025	2024
Net income	$157,958	$42,609	$394,898	$170,840
Less: Fee and asset management income	(5,282)	(1,540)	(12,967)	(7,137)
Less: Interest and other income/(loss)	(100)	22	(256)	(4,420)
Less: Income/(loss) on deferred compensation plans	(2,963)	2,511	(19,260)	(12,629)
Plus: Property management expense	8,995	9,274	37,452	38,331
Plus: Fee and asset management expense	797	659	3,074	2,200
Plus: General and administrative expense	19,841	18,673	79,344	72,365
Plus: Interest expense	34,079	32,565	138,239	129,815
Plus: Depreciation and amortization expense	150,191	145,474	611,025	582,014
Plus: Expense/(benefit) on deferred compensation plans	2,963	(2,511)	19,260	12,629
Plus: Impairment associated with land development activities	12,916	—	12,916	40,988
Plus: Loss on early retirement of debt	—	—	—	921
Less: Gain on sale of operating properties	(127,972)	—	(260,910)	(43,806)
Plus: Income tax expense	1,449	572	4,019	2,926
NOI	$252,872	$248,308	$1,006,834	$985,037

"Same Property" Communities	$235,844	$235,934	$936,497	$934,141
Non-"Same Property" Communities	13,524	8,124	46,603	25,555
Development and Lease-Up Communities	376	—	685	(6)
Disposition/Other	3,128	4,250	23,049	25,347
NOI	$252,872	$248,308	$1,006,834	$985,037

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

EBITDAre and Adjusted EBITDAre

Earnings Before Interest, Taxes, Depreciation, and Amortization for Real Estate (“EBITDAre”) and Adjusted EBITDAre are supplemental measures of our financial performance. EBITDAre is calculated in accordance with the definition adopted by NAREIT as earnings before interest, taxes, depreciation and amortization plus or minus losses and gains from the sale of certain real estate assets, including gains/losses on change of control, plus impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity, and adjustments to reflect the Company’s share of EBITDAre of unconsolidated joint ventures.

Adjusted EBITDAre represents EBITDAre as further adjusted for non-core items. The Company considers EBITDAre and Adjusted EBITDAre to be appropriate supplemental measures of operating performance to net income because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions, and impairment write-downs of certain real estate assets. Annualized Adjusted EBITDAre is Adjusted EBITDAre as reported for the period multiplied by 4 for quarter results. A reconciliation of net income to EBITDAre and adjusted EBITDAre is provided below:

	Three months ended December 31,		Twelve months ended December 31,
	2025	2024	2025	2024
Net income	$157,958	$42,609	$394,898	$170,840
Plus: Interest expense	34,079	32,565	138,239	129,815
Plus: Depreciation and amortization expense	150,191	145,474	611,025	582,014
Plus: Income tax expense	1,449	572	4,019	2,926
Less: Gain on sale of operating properties	(127,972)	—	(260,910)	(43,806)
Plus: Impairment associated with land development activities	12,916	—	12,916	40,988
EBITDAre	$228,621	$221,220	$900,187	$882,777

Less: Casualty-related expenses, net of (recoveries)	59	3,080	(1,354)	5,849
Plus: Severance	—	—	—	506
Plus: Legal costs and settlements	2,277	1,577	8,611	4,844
Plus: Loss on early retirement of debt	—	—	—	921
Plus: Expensed transaction, development, and other pursuit costs	1,131	710	4,789	2,203
Plus: Advocacy contributions	—	—	—	1,653
Plus: Miscellaneous other items	106	—	350	—
Adjusted EBITDAre	$232,194	$226,587	$912,583	$898,753
Annualized Adjusted EBITDAre	$928,776	$906,348	$912,583	$898,753

Net Debt to Annualized Adjusted EBITDAre

The Company believes Net Debt to Annualized Adjusted EBITDAre to be an appropriate supplemental measure of evaluating balance sheet leverage. Net Debt is defined by the Company as the average monthly balance of Total Debt during the period, less the average monthly balance of Cash and Cash Equivalents during the period. The following tables reconcile average Total debt to Net Debt and computes the ratio to Adjusted EBITDAre for the following periods:

Net Debt:

	Average monthly balance for the		Average monthly balance for the
	Three months ended December 31,		Twelve months ended December 31,
	2025	2024	2025	2024
Unsecured notes payable	$3,485,644	$3,169,511	$3,459,543	$3,207,170
Secured notes payable	330,577	330,338	330,486	330,251
Total average debt	3,816,221	3,499,849	3,790,029	3,537,421
Less: Average cash and cash equivalents	(12,428)	(11,022)	(13,654)	(43,782)
Net debt	$3,803,793	$3,488,827	$3,776,375	$3,493,639

Net Debt to Annualized Adjusted EBITDAre:

	Three months ended December 31,		Twelve months ended December 31,
	2025	2024	2025	2024
Net debt	$3,803,793	$3,488,827	$3,776,375	$3,493,639
Annualized Adjusted EBITDAre	928,776	906,348	912,583	898,753
Net Debt to Annualized Adjusted EBITDAre	4.1x	3.8x	4.1x	3.9x

CAMDEN	2026 FINANCIAL OUTLOOK
AS OF FEBRUARY 5, 2026

(Unaudited)

Earnings Guidance - Per Diluted Share
Expected FFO per share - diluted	$6.46 - $6.76
Expected CORE FFO per share - diluted	$6.60 - $6.90

"Same Property" Communities
Number of Units - 2026	54,970
2025 Base Net Operating Income	$942 million

Total Revenue Growth	(0.25%) - 1.75%
Total Expense Growth	2.25% - 3.75%
Net Operating Income Growth	(2.50%) - 1.50%
Impact from 1.0% change in NOI Growth is approximately $0.09 / share

Capitalized Expenditures
Recurring	$113 - $117 million
Revenue Enhancing Capex and Repositions (a)	$77 - $81 million

Acquisitions/Dispositions
Acquisition Volume	$1.0 - $1.2 billion
Disposition Volume	$1.6 - $2.0 billion

Development
Development Starts	$140 - $335 million
Development Spend	$185 - $215 million

Non-Property Income
Fee and Asset Management Income	$8 - $10 million
Interest Income (b)	$2 - $4 million

Corporate Expenses
General and Administrative (G&A) Expenses	$81 - $85 million
Non-Core Adjustments included above in G&A (c)	$14 - $15 million
Property Management Expenses	$36 - $40 million
Fee and Asset Management Expenses	$2 - $3 million
Corporate G&A Depreciation/Amortization	$14 - $16 million
Income Tax Expenses	$3 - $4 million

Capital
Expected Share Repurchases (d)	$350 - $400 million
Expected Debt Transactions	$400 - $800 million
Expensed Interest	$142 - $146 million
Capitalized Interest	$16 - $18 million

(a) Revenue Enhancing Capex and Repositions are capital expenditures that improve a community's cash flow and competitive position, typically kitchen and bath upgrades, or other new amenities.

(b) Income anticipated to be earned from deposits on 1031 disposition proceeds.

(c) Non-Core Adjustments are items not considered part of our core business operations. Items recorded to General and Administrative Expenses generally includes legal costs and settlements and expensed transaction pursuit costs.

(d) Includes $120.7 million repurchased in January 2026.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document. Additionally, please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.